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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2002
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

              DELAWARE                                       13-0853260
-----------------------------------                -----------------------------
 (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
  OF INCORPORATION)                                     IDENTIFICATION NUMBER)

         115 RIVER ROAD
    EDGEWATER, NEW JERSEY                                       07020
-----------------------------------                        --------------
   (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
      EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           -------------------


 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.  REGULATION FD DISCLOSURE.

On May 14, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing results for the thirteen weeks ended March 30, 2002. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.


EXHIBITS

Exhibit 20.1 Press Release dated May 14, 2002, announcing operating results for the thirteen weeks ended March 30, 2002.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HANOVER DIRECT, INC.
                                       ----------------------------------------
                                                      (Registrant)

May 14, 2002                           By: /s/ Edward M. Lambert
                                       ----------------------------------------
                                       Name:  Edward M. Lambert
                                       Title:    Executive Vice President and
                                       Chief Financial Officer